UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

Hypercom Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 East Raintree Drive Suite 300 Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 480-642-5000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On November 2, 2010, Hypercom Corporation (“Hypercom”) reported its results of operations for the quarter ended September 30, 2010. A copy of Hypercom’s press release concerning the foregoing results is furnished as Exhibit 99.1.  A copy of Hypercom’s conference call presentation concerning the foregoing results is furnished as Exhibit 99.2, and is posted on the Company’s investor relations website at http://ir.hypercom.com/.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated November 2, 2010 announcing Hypercom Corporation’s results of operations for its quarter ended September 30, 2010

99.2	Q3 2010 Earnings Call Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2010	Hypercom Corporation

By: /s/ Thomas B. Sabol
Name: Thomas B. Sabol
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated November 2, 2010 announcing Hypercom Corporation’s results of operations for its quarter ended September 30, 2010

99.2	Q3 2010 Earnings Call Presentation